UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2023
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2022, we held our annual meeting of shareholders. A total of 1,195,732,689 shares of our Class A Common Stock, or 87.71% of our outstanding shares of Class A Common Stock, were represented at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1. Our shareholders elected 9 directors to each serve a one-year term until our 2024 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

	For	Against	Abstain	Broker Non-Votes
a.Lewis W.K. Booth	1,047,958,744	19,103,526	3,729,337	124,941,082
b. Charles E. Bunch	943,634,959	123,447,765	3,708,883	124,941,082
c. Ertharin Cousin	1,045,710,571	21,485,884	3,595,152	124,941,082
d. Jorge S. Mesquita	1,048,952,538	18,235,991	3,603,078	124,941,082
e. Anindita Mukherjee	1,058,303,880	8,923,007	3,564,720	124,941,082
f. Jane Hamilton Nielsen	1,061,623,769	5,724,190	3,443,648	124,941,082
g. Patrick T. Siewert	1,030,746,340	36,342,699	3,702,568	124,941,082
h. Michael A. Todman	1,038,501,696	28,526,318	3,763,593	124,941,082
i. Dirk Van de Put	995,737,014	67,028,101	8,026,492	124,941,082

2. Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
953,946,419	92,984,258	23,860,930	124,941,082

3. Our shareholders recommended on an advisory basis that we conduct future executive compensation votes every year, based on the following voting results:

One Year	Two Years	Three Years	Abstain	Broker Non- Votes
1,047,513,916	1,302,290	18,051,283	3,924,118	124,941,082

4. Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2023, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,137,824,452	54,375,970	3,532,267	0

5. Our shareholders did not approve a shareholder proposal to require an independent chair of the board, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
263,075,305	772,403,592	35,312,710	124,941,082

6. Our shareholders did not approve a shareholder proposal to publish annual benchmarks for achieving our 2025 cage-free egg goal, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
93,693,815	951,852,731	25,245,061	124,941,082

7. Our shareholders did not approve a shareholder proposal to adopt public targets to eradicate child labor in cocoa supply chain, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
208,295,609	838,871,369	23,624,629	124,941,082

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President & Chief Counsel, Corporate Secretary
Date: May 19, 2023

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